Exhibit 10.6

AMENDMENT 2 TO MASTER SERVICES AGREEMENT 7062355

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

This Amendment No. 2 to Master Services Agreement No. 7062355 (the “Amendment”) is entered into by and between Goodman Networks Inc. (“Service Provider”) and Alcatel-Lucent USA Inc. (“ALU”) effective as of January 1, 2011. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the MSA.

WHEREAS, Service Provider and ALU executed that certain Master Services Agreement No. 7062355, effective November 2, 2009, as well as Amendment No. 1 to Master Services Agreement No. 7062355, effective November 2, 2009 (such Master Services Agreement and Amendment No. 1 thereto being jointly referred to herein as the “MSA”); and

WHEREAS, the Parties wish to amend and clarify their understanding with respect to certain provisions of the MSA.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	In Section 4.6.6 of the MSA, references to “Section 5.1” are hereby deleted and replaced with “Section 6.1.”

2.	The last sentence of Section 5.1.3 of the MSA is hereby deleted and replaced with the following:

Except as set forth in this Section 5.1.3, all Disputes concerning the accuracy or applicability of any Fee or other invoiced amount will be resolved as set forth in Section 17.2.

3.	The following is hereby added to the end of Section 9.11 of the MSA as a new paragraph:

Service Provider will use commercially reasonable efforts to obtain as soon as possible, but will obtain no later than July 31, 2011 (and will thereafter maintain) certification to the then current TL9000 standards, certified by an accredited registrar. Such certification shall cover all of Service Provider’s

Alcatel-Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

operations which contribute to Service Provider’s performance of the Services. The type of TL9000 certification will cover the complete scope of this MSA. When requested, Service Provider will furnish, subsequent to each re-certification and/or surveillance audit, a copy of the quality plan and periodic audit documentation including the result report of internal TL audits. Service Provider will provide TL9000 measurements on a monthly basis, as reasonably requested by ALU.

4.	The section of Section 1.3 of Schedule C (Prices) of the MSA beginning with the heading “***** Hours (*****) per Calendar Quarter per Engineering Substream” and continuing through the end of such Section is hereby deleted and replaced with the following:

***** Hours (*****) per Calendar Quarter per

Engineering Substream

*****

For the IE workstream, ALU’s total IE Committed Resource Price commitment per calendar quarter is based on the committed HCE for all 6 substreams. For example, if the Committed HCE per IE substream were as in the table below for Q1 2011, the Committed Resource Price for Q1 2011 would be *****. Service Provider can then begin issuing invoices for additional ***** Hours after Service Provider has invoiced for all IE substream Service ***** Hours equal to ***** for Q1 2011.

*****

Therefore, the IE workstream requires an additional step before additional ***** Hours can be invoiced for any incremental work that exceeds the ***** Hours corresponding to the quarterly Committed Resource Price for any IE substream (CDMA, Access, Transport, Voice, Atrium). The Parties will review the ***** Hours for each IE substream at the end of the month to determine if there are available unconsumed IE ***** Hours for any IE substream, in which case, such unconsumed ***** Hours can be applied to overruns in any other IE substream (CDMA, Access, Transport, Voice, Atrium) at the discretion of ALU.

5.	The second sentence of Section 1.4 of Schedule C (Prices) of the MSA is hereby deleted and replaced with the following:

ALU and Service Provider will review the ***** Hours for up to ***** of each workstream jointly on an annual basis, as the Operations Committee may agree.

6.	The second and third sentences of Section 5 “Third-Party Vendors” of Schedule C (Prices) of the MSA are hereby deleted and replaced with the following:

Beginning January 1, 2011, Service Provider will invoice ALU for Services performed by any Third-Party Vendor (including Existing Third-Party Vendors as well as third-party vendors hired by Service Provider after the Services Commencement Date to perform Services hereunder) against the applicable Purchase Order for such Services as follows:

DE Services will be invoiced at the rate of ***** per hour, which excludes travel and living expenses.

Alcatel-Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IE Services will be invoiced at the rate of ***** per hour, which excludes travel and living expenses. RF Services will be invoiced at the rate of ***** per hour, which includes travel and living expenses other than those associated with ALU (i) out-of-market requests or (ii) in-market requests which would not comply with Service Provider’s travel guidelines set forth on Schedule Q and would result in an increased cost for such travel, in which event, ALU would only be responsible for such incremental increased cost.

ALU agrees, whenever possible, to provide advance notice of anticipated travel requirements for Third-Party Vendors. The following summarizes the applicable rates for DE and IE Contractors and Subcontractors (and not RF Contractors or Subcontractors):

•	Current ALU Contractors through 12/31/2010 = Rates in first table of Schedule E

•

Current ALU Contractors after 12/31/2010 = ***** for DE Services and ***** for IE Services, which rates are ***** below the average of rates for Existing Third-Party Vendors for each respective workstream.

•

New Contractors (those hired after Services Commencement Date) after 12/31/2010 = ***** for DE Services and ***** for IE Services, which rates are ***** below the average of rates for Existing Third-Party Vendors for each respective workstream.

•	Current ALU Subcontractors (through 12/31/2010) = Rates in second table of Schedule E

•

Current ALU Subcontractors after 12/31/2010 = ***** for DE Services and ***** for IE Services, which rates are ***** below the average of rates for Existing Third-Party Vendors for each respective workstream.

•

New Subcontractors (those hired after Services Commencement Date) after 12/31/2010 = ***** for DE Services and ***** for IE Services, which rates are ***** below the average of rates for Existing Third-Party Vendors for each respective workstream.

In addition, the last sentence of such Section 5 is hereby deleted and replaced with the following:

All RF Contractors and Subcontractors need advanced authorization in writing from ALU for payment greater than 40 hours in any week. RF Contractors identified on Schedule E-1 (RF Contractors) will be compensated at the overtime rate of ***** per hour, through the term of the applicable RF Contractor’s current contract, without any renewal thereof. RF Contractors and Subcontractors other than those identified on Schedule E-1 will be compensated at the rate of ***** per hour regardless of the number of hours worked in any week.

7.	The last sentence of the first paragraph of Section 6.1 of Schedule C (Prices) of the MSA is hereby deleted and replaced with the following:

Restricted Resources noted with an “*” in the following table shall be calculated as one hundred percent (100%) of the corresponding Committed Resources for the year(s) indicated.

Alcatel-Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

8.	In Section 6.2 of Schedule C (Prices) of the MSA, the amount listed as the “Hourly Rate 2011-2014” for DE Production is hereby changed from ***** to *****, and the amount listed as “Headcount Rate 2011-2014” for DE Production is hereby changed from ***** to *****, effective January 1, 2011.

9.	Section 6.3 of Schedule C (Prices) of the MSA is hereby deleted in its entirety and replaced with the following.

Prices for Integration Engineering (Travel and Living expenses included)

*****

10.	The table in Section 6.4 of Schedule C (Prices) of the MSA is hereby deleted in its entirety and replaced with the following:

*****

11.	In Section 8 of Schedule C (Prices), the last sentence, which reads “ALU will not Compensate Service Provider for time spent by Service Provider employees for training,” is hereby deleted and replaced with the following:

Other than as set forth below, ALU will not compensate Service Provider for time spent by Service Provider personnel for training. With respect to training required for Service Provider personnel performing IE Services (whether employees or subcontractors, such personnel are herein referred to as a “Trainee” or “Trainees”), if a Triggering Event (defined below) occurs, ALU will reimburse Service Provider for training Trainees up to a maximum of ***** hours per week for ***** weeks. The amount of the applicable reimbursement shall be determined based on the guidelines set forth below.

From time to time, ALU’s resource management leader may request, in writing, that Service Provider provide IE Services that Service Provider believes will require an increase in Service Provider’s workforce capacity (“ALU Request”). In the event both of the following conditions are met (a “Triggering Event”):

(a)	an ALU Request for Switch/CN, VoIP/IMS, Atrium or Optical Services would require an additional seven (7) or more new Trainees in any one of those four subworkstreams in a calendar quarter, or an ALU Request for CDMA or Transport Services would require an additional ten (10) or more new Trainees in either of those subworkstreams in a calendar quarter, and

(b)	the services of any Trainee engaged under the foregoing conditions are terminated by Service Provider prior to the expiration of ***** from the date the engagement of such Trainee is entered into ALU’s human resources database, then ALU shall reimburse Service Provider for the time such Trainee spent in training pertinent to such Services, up to a maximum of ***** hours per week for no more than ***** weeks.

Alcatel-Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

The amount of reimbursement pertaining to a Trainee whose engagement meets the conditions set forth in both subsections (a) and (b) above shall be determined using the hourly rate(s) specified in this Schedule C, and shall be calculated by:

(i)	subtracting the actual number of days of the Trainee’s engagement (reflected in ALU’s human resources database) from *****;

(ii)	dividing the resulting difference by ***** (the “Reimbursement Percentage”);

(iii)	multiplying the actual hours spent in training (up to a maximum of *****) by the hourly rate for such Trainee (the “Reimbursable Training Cost”); and

(iv)	multiplying the Reimbursable Training Cost by the Reimbursement Percentage, the product of which is the “Reimbursement Amount.”

*****

ALU’s obligation to reimburse Service Provider under this Section shall not apply to a Trainee (i) who voluntarily terminates his or her engagement prior to the expiration of *****, (ii) whose engagement is terminated by Service Provider prior to the expiration of ***** for reasons unrelated to capacity, or (iii) whose services continue to be used by Service Provider *****.

All dates pertinent to training and engagement of Trainees shall be validated by ALU’s human resources database as follows. Service Provider will notify ALU within 24 hours of any initiation or change in a Trainee’s engagement and will further notify ALU if a Trainee is reengaged for any purpose at any time after such Trainee’s original engagement is terminated. Upon receipt of such notification, ALU will update the applicable Trainee information in ALU’s MyContractor tool. Service Provider will forward a summary of information pertaining to the term of each Trainee’s engagement (including the number of hours spent in training, the particular training taken, and the length of a Trainee’s engagement) within fourteen (14) days from the date of such Trainee’s termination. ALU will review such summary and either confirm its agreement with the summary or notify Service Provider of any discrepancy between ALU’s records and the information contained in such summary.

Service Provider shall invoice ALU for any reimbursement owed under this Section on a *****basis, in conjunction with a ***** reconciliation process, beginning with the expiration of the first ***** period in which Trainees are engaged.

12.	Schedule E-1 (RF Contractors) attached hereto is hereby added to the Agreement and incorporated therein, by reference.

13.	The heading of Section 2 of Schedule F (Service Levels and Liquidated Damages) is hereby changed from “Project Jupiter SLAs” to “Service Provider SLAs.”

14.	In Schedule G (Billing Instructions) of the MSA, references to “GNET” are hereby replaced with “Service Provider.” In addition, the fourth item of data listed in Section 3.2 of such Schedule G (Billing Instructions) is hereby deleted in its entirety and replaced with the following:

•

Itemization of other expenses being submitted for reimbursement including incremental T&L charges, Third-Party Services charges and any administration or support charges required to complete the project, including, without limitation, descriptions of all activities associated with business and sales support functions in such detail as ALU may reasonably request

Alcatel-Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

15.	In Schedule H (Benchmarking) of the MSA, Section 10.(a)(vi) is hereby deleted and replaced with the following:

(vi) Be responsible for one half of the costs of the Benchmarker as well as all of Service Provider’s internal costs incurred in meeting its responsibilities under this Schedule, provided the efforts required can be performed with the resources Service Provider normally assigns to the Services.

and Section 10.(b)(vi) is hereby deleted and replaced with the following:

(vi) Be responsible for one half of the costs of the Benchmarker as well as all of ALU’s internal costs incurred in meeting its responsibilities under this Schedule.

16.	In Schedule M, Section 2.4 is hereby deleted and replaced with the following:

*****

Except as set forth herein, all other terms and conditions of the MSA shall remain in full force and effect, unamended. This Amendment, together with the non-conflicting terms in the MSA, represents the complete understanding of the Parties as it relates to the subject matter of the MSA. The MSA, as amended hereby, may only be modified by a writing signed by authorized representatives of both Parties.

ALCATEL-LUCENT USA INC.		GOODMAN NETWORKS INC.

Signature:	/s/ Neil D’Amelio	Signature:	/s/ Cari Shyiak

Name:	Neil D’ Amelio	Name:	Cari Shyiak

Title:	Vice President, Americas Regional Services Delivery	Title:	President, Network Services & Services Technology

Date: 02/24/2011		Date: 02/24/2011

Alcatel-Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Signature:	/s/ Laurie Donahue

Name:	Laurie Donahue

Title:	Senior Director, Americas Project Sourcing

Date: 02/25/2011

Alcatel-Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SCHEDULE E-1

RF CONTRACTORS

*****

Alcatel-Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.